EXHIBIT 10.13.1 - Aviation Insurance - JLT (2009)

[LETTERHEAD: JLT]

BINDER

This will serve to confirm that XL Specialty Insurance Company per XL Aerospace is binding their 100% quota share, Policy Number UA00004495AV09A, of the following coverage at the terms, conditions, limitations, exclusions, rates and premiums set forth below:

TYPE: AVIATION HULL DEDUCTIBLE INSURANCE.

INSURED: Baltia Air Lines, Inc.

ADDRESS: 63-25 Saunders Street, Suite 71, Rego Park, NY 11374

PERIOD: December 17, 2009 to December 17, 2010 on both dates at 12:01 A.M. local standard time at the address of the Named Insured.

INTEREST: Whereas the Insured has in force Hull All Risk Policy covering aircraft owned and/or operated by the Insured and such Policy includes the provision for Deductibles excluding all forms of Total Loss.

SUM INSURED: Now this Policy will indemnify the Insured as follows:

To pay: USD 900,000 each and every loss

Excess of : USD 100,000 each and every loss

Subject to one deductible any one occurrence

Subject to an overall policy aggregate of USD 900,000

SITUATION: Worldwide

CONDITIONS:

Noise and Pollution and Other Perils Exclusion Clause AVN 46B in respect of Liabilities only (but not applicable to passengers, crew, baggage, cargo or mail and paragraph I (b) not applicable to pollution or contamination of a product or products sold or supplied by the Insured) and/or as per lead policy

Nuclear Risks Exclusion Clause: AVN 38B and/or as per lead policy

Additional Insureds, Loss Payables, Breach of Warranty, Waiver of Subrogation, Hold Harmless Agreements, Contractual Agreements, Cross Liability clauses as expiring and as may hereinafter be required and/or as per lead policy

JLT Aerospace (North America) Inc. is authorized to issue Certificates of Insurance on behalf of Underwriters. Special Provision; incorporated into the policy as if endorsed thereon.

War, Hi-jacking and Other Perils Exclusion Clause (Aviation) AVN48B and/or as per lead policy

60 days notice of cancellation or non-renewal (10 days notice for non-payment of premium)

"Disappearance" to mean missing and not reported for five (5) days after the commencement of a flight

Contract (Rights of Third Parties) Act 1999 Exclusion Clause AVN 72

Date Recognition Exclusion Clause AVN 2000A with Date Recognition Limited Coverage Clauses AVN 2001A and AVN 2002A and/or as per lead policy

Asbestos Exclusion Clause 2488 AGM00003

All other Terms, Conditions, Limitations, Exclusions and Cancellation Clauses where applicable to follow Hull All Risks Policy

PREMIUM:

The deposit premium for the period will be USD 48,500 and will be payable in two (2) semi-annual installments of USD 24,250 each payable on December 17,2009 and June 17,2010.

SCHEDULE OF AIRCRAFT:

AIRCRAFT TYPE	SERIAL NO	REG NO.	PROJECTED ADDITION DATE	PROJECTED DELETION DATE	DAYS ON RISK	PRORATA FACTOR
Boeing 747-200	21035	N705 BL	17-Dec-2009	31-Aug-2010	365	1.000

DUTY OF DISCLOSURE

To the best of your knowledge, you have provided complete and accurate information which would influence the judgment of an underwriter in determining whether or not to underwrite the risk and, if so, upon what terms and at what premium. If all such information has not been disclosed, insurers may have a right to void the policy which will lead to claims not being paid. If you believe that you have not complied with this duty please contact us immediately.

The duty of disclosure and the consequences of its breach may vary to a limited degree from the foregoing dependant upon applicable law.

/signed/

Signed: JLT Aerospace (North America) Inc. Date: December 23, 2009

/signed/

Signed: Baltia Air Lines, Inc. Date: 1-4-10

[LETTERHEAD: JLT]

BINDER

This will serve to confirm that the following insurers, each for their own part and not one for the other, are binding their respective quota shares of the following coverage at the terms, conditions, limitations, exclusions, rates and deposit premiums set forth below and as following the Allianz Global Risks US Insurance Company Hull and Liability Policy No. AlAL000433009BM.

TYPE: AVIATION HULL, SPARES AI ID LIABILITY INSURANCE.

INSURED: Baltia Air Lines, Inc.

ADDRESS: 63-25 Saunders Street, Suite 71, Rego Park, NY 11374

PERIOD: December 17, 2009 to August 31, 2010 on both dates at 12:01 A.M. local standard time at the address of the Named Insured.

INTEREST:

Hull:
To cover Aircraft as per Schedule against All Risks of Physical Loss or Damage and/or as per lead policy.

Spares:
To cover Engines, Aircraft Components, Spare Parts and Flight Spares Kits whilst on board aircraft or whilst temporarily removed and not replaced in addition, being the property of the Insured or property of others whilst in the c are, custody or control of the Insured and/or as per lead policy.

Liability:
To pay all sums which the Insured shall become legally obligated to pay in respect of Third Party (Bodily Injury and Property Damage), Passenger Legal Liability, Baggage, Medical, Funeral and Repatriation Expenses, Personal Injury and Ground Liability including Premises, Products (including Completed Operations), Contractual, Hangarkeepers Liability, all as may arise from the Insured's Air Transport Business, and/or as per lead policy.

SUM INSURED:

Hull:
Agreed Values as per Schedule but subject to a Maximum Agreed Value USD 5,000,000 any one aircraft and/or as per lead policy.

Spares:
USD 1,000,000 any one location 'any one transit/any one occurrence

Liabilities:
Combined Single Limit Bodily Injury, Personal Injury, Property Damage, Passenger Legal Liability USD 250,000,000 any one aircraft/offense/occurrence and in the aggregate with respect to Products/ Completed Operations; Personal Injury limited to USD 25,000,000 each offense and in the aggregate (except with respect to passengers wherein the full policy limit applies).

DEDUCTIBLES:

Hull: USD 1,000,000 each and every loss (not applicable to total/arranged/constructive loss to apply as per lead policy)

Liabilities:

Baggage USD 3,000 any one loss or tariff)

Hangarkeepers (Ground) USD 2,500 any one loss ) to apply as per lead policy

In the event of a claim involving the application of more than one deductible the highest applicable deductible shall be applied as an aggregate deductible for all losses arising out of that claim.

USES:

Aircraft to be covered for ground risks (including engine running) plus ferry flights to Malaysia & return and/or as required.

[LETTERHEAD: JLT]

PILOTS: As approved by the Named Insured

SITUATION: Worldwide

CONDITIONS:

Noise and Pollution and Other perils Exclusion Clause AVN 46B in respect of Liabilities only (but not applicable to passengers, crew, baggage, cargo or mail and paragraph 1(b) not applicable to pollution or contamination of a product or products sold or supplied by the Insured) and/or as per lead policy

Nuclear Risks Exclusion Clause AVN 38B and/or as per lead policy

Additional Insureds, Loss Payables, Breach of Warranty, Waiver of Subrogation, Hold Harmless Agreements, Contractual Agreements, Cross Liability clauses as expiring and as may hereinafter be required and/or as per lead policy

JLT Aerospace (North America ) Inc. is authorized to issue Certificates of Insurance on behalf of Underwriters. Special Provisions incorporated into the policy as if endorsed thereon.

War, Hi-jacking and Other Peril: Exclusion Clause (Aviation) AVN48B and/or as per lead policy

60 days notice of cancellation or non-renewal (10 days notice for non-payment of premium)

"Disappearance" to mean missing and not reported for five (5) days after the commencement of a flight

Agree to include dismantling costs under Hull Coverage

Agree to include medical payments, funeral and transportation expenses

Medical Expenses incurred by the Insured in respect of passengers and crew arising out of an occurrence irrespective of Legal Liability hereon, as per lead policy

Claims are to be handled in accordance with North American Claims Handling Agreement (NACHA) as issued by Slip Leader with Slip Leader only authorized to sign NACHA on behalf of all Insurers.

Contract (Rights of Third Parties) Act 1999 Exclusion Clause AVN 72

Date Recognition Exclusion Clause AVN 2000A with Date Recognition Limited Coverage Clauses

AVN 2001A and AVN 2002A and/or as per lead policy

Asbestos Exclusion Clause 2488 AGM00003

Personal Injury Extension AVN60A

All terms, warranties, valuations, period, clauses, conditions, amendments as per lead policy

PREMIUM:

The deposit premium for the period will be USD 88,014 and will be payable in two (2) installments. The first installment in the amount of USD 49,508 shall be payable on December 17, 2009 and second installment in the amount of USD 38,506 shall be payable on April 17,2010.

At expiration/cancellation the deposit premium will be adjusted at the following rates:

Hull: 1.5% on aircraft value

Liability: USD 67,500 per aircraft

Additional premium for ferry flights: USD 17,000 per cycle

Subject to policy minimum earned USD 30,000 and 5% FPIL

[LETTERHEAD: JLT]

SCHEDULE OF AIRCRAFT:
AIRCRAFT TYPE	SERIAL NO	REG NO.	PROJECTED ADDITION DATE	PROJECTED DELETION DATE	DAYS ON RISK	PRORATA FACTOR
Boeing 747-200	21035	N705 BL	17-Dec-2009	31-Aug-2010	257	0.704

INFORMATION:

Aircraft to be ferried to Malaysia , where M.A.S. will perform additional work.

Any passenger exposure to be agreed prior to flight.

Contemplates 2 flights. Further to be agreed prior.

DUTY OF DISCLOSURE

To the best of your knowledge, you have provided complete and accurate information which would influence the judgment of an underwriter in determining whether or not to underwrite the risk and, if so, upon what terms and at what premium. If all such information has not been disclosed, insurers may have a right to void the policy which will lead to claims not being paid. If you believe that you have not complied with this duty please contact us immediately.

The duty of disclosure and the consequences of its breach may vary to a limited degree from the foregoing dependant upon applicable law.

/signed/

Signed: JLT Aerospace (North America) Inc. Date: December 23, 2009

/signed/

Signed: Baltia Air Lines, Inc. Date: 1-4-10

[LETTERHEAD: JLT]

SECURITY SHEET

POLICY TERM: December 17, 2009 to August 31, 2010, on both dates 1t 12:01 A.M. Local Standard Time at the address of the Named Insured.

INSURER	POLICY NUMBER	QUOTA SHARE
Allianz Global Risks US Insurance Company Per Allianz Aviation Managers, LLC 317 Madison Avenue, Suite 1110 New York, NY 10017	A1AL000433009BM	13.00%
XL Specialty Insurance Company Per XL Aerospace One World Financial Center 200 Liberty Street, 21st floor New York, NY 10281	UA000004496AV09A	12.25%
Catlin Syndicate 2003 at Lloyd's Catlin France S.A.S. 37, rue de Caumartin 75009 Paris	HA 3000236271 L2/HA7000236273 H2	10.00%
National Fire & Marine Insurance Company Ironshore Specialty Insurance Company Per Starr Aviation Agency, Inc. 3353 Peachtree Road, NE, Suite 1000 Atlanta, GA 30326	92CVS101824 IHM100025-01	5.00% 5.00%
StarNet Insurance Company Per Berkley Aviation, LLC 3780 State Street, Suite C Santa Barbara, CA 93105	BA09Al711S	10.00%
National Union Fire Insurance Company ofPittsburgh, PA Per Chartis Aerospace I 00 Colony Square, 1175 Peachtree Street N.E. Atlanta, GA 30361	HL1859938-02	12.50%
Underwriters at Lloyds of London, British Insurance Companies and Others Per JLT Risk Solutions Limited One America Square London EC3N 2PH	J50902909	17.50%
AXA Corporate Solutions Assurance Per AXA Corporate Solutions 4, rue Jules Lefebvre 57426 Paris Cedex 09	117196	5.00%
Arch Insurance Company Per International Aerospace Insurance Services, Inc. 1005 Mark Avenue Carpinteria, CA 93013	IMAA7108201	9.75%
	TOTAL	100.00%

SEVERAL LIABILITY NOTICE

The subscribing insurers' obligations under contracts of insurance to w:r. ich they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligations.

LSW 1001 (Insurance)